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                                                                    Exhibit 10.5

                                   EXHIBIT D
                                   ---------

                          INVESTORS' RIGHTS AGREEMENT

     This Investors' Rights Agreement (the "AGREEMENT") is made as of March, 12 1999 by and among Jutvision Corporation, a Delaware corporation (the "COMPANY") and the persons and entities listed on Schedule A attached hereto.

                                   RECITALS
                                   --------

     WHEREAS, simultaneously herewith, the Company is entering into a Series B Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") and issuing shares of its Series B Preferred Stock to the Investors named in Exhibit A to the Purchase Agreement;

     NOW, THEREFORE, it is hereby agreed as follows:

     1.  Certain Definitions. As used in this Agreement, the following terms
         -------------------
shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Conversion Stock" shall mean the Shares and the shares of Common Stock issued or issuable upon conversion of the Shares.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Holder" shall mean the holders of Registrable Securities, securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with
Section 2.13 hereof.

     "Investors" shall mean the Investors of the Company's Series B Preferred Stock pursuant to the Purchase Agreement.

     "Registrable Securities" means (i) the Conversion Stock and (ii) any Common Stock of the Company issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock or other securities convertible into or exercisable for Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common
                                    --------  -------
Stock shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, except Selling Expense (defined below), incurred by the Company in complying with Sections 2.5, 2.6 and
2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and expenses up to $20,000 of one (1) special counsel to the selling Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the roles and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions, fees and disbursements of counsel to the selling Holder in excess of $20,000 and stock transfer taxes applicable to the securities registered by the Holders.

     "Series B Investors" shall mean Investors of the Series B Preferred Stock pursuant to the Purchase Agreement.

     "Shares" shall mean the shares of the Company's Series B Preferred Stock issued pursuant to the Purchase Agreement.

     2.   Restrictions on Transfer of Securities; Compliance with Securities
          ------------------------------------------------------------------
Act; Registration Rights.
------------------------

          2.1  Restrictions on Transfer. The Shares and the Conversion Stock
               ------------------------
shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed Investor, assignee, transferee, or pledgee of the Shares or the Conversion Stock held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

          2.2  Restrictive Legend. Each certificate representing (i) the Shares,
               ------------------
(ii) the Conversion Stock or (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAYBE OBTAINED A T NO COST BY WRITTEN REQUEST MADE B Y THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION A T THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          The Investors and Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Shares or the Conversion Stock in order to implement the restrictions on transfer established in this Section 2.

          2.3  Notice of Proposed Transfers. The holder of each certificate
               ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to any of its members, partners, or retired partners or members, or to the estate of any of its members, partners or retired partners or members, (iii) a transfer to an affiliated fund, partnership Or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144(k), so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, shall be accompanied, at such holder's expense, by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, the appropriate restrictive legend set forth in
Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

          2.4  Removal of Restrictions on Transfer of Securities. Any legend
               -------------------------------------------------
referred to in Section 2.2 hereof stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to such Restricted Security shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section
(k) of Rule 144 under the Securities Act.

          2.5  Requested Registration.
               ----------------------

               (a)  Request for Registration. If the Company shall receive at
                    ------------------------
any time after the earlier of (i) February 28, 2003 or (ii) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public; a written request from the Holders of at least 60% of the Registrable Securities that the Company effect any registration, qualification or compliance with respect to at least 30% of the Registrable Securities, or any lesser number of shares of Registrable Securities if the anticipated aggregate offering price exceeds $10,000,000, the Company will:

                    (i) within ten days of the receipt by the Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                    (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

     Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.5:

                         (A) In any particular jurisdiction in which the Company
would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (B) During the period starting with the date sixty (60)
days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, with respect to an employee benefit plan or with respect to the Company's first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                         (C) After the Company has effected two (2) such
registrations pursuant to this Section 2.5(a) covering all shares requested to be registered by the Holders initiating or joining such request, and such registrations have been declared or ordered effective; or

                         (D) If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.5 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Holders; provided, however, that the Company shall not exercise such right more than once
--------  -------
in any twelve-month period.

     Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Holders.

          (b) Underwriting. In the event that a registration pursuant to Section
              ------------
2.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.5(a)(i). In such event, the right of any Holder to registration pursuant to
Section 2.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter of recognized national standing selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration (and underwriting if any) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of

Registrable Securities requested by such Holders to be included in such Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares. In no event shall the number of Registrable Shares underwritten in an offering be limited unless and until all shares held by persons other than the holders of the Registrable Shares and the Company are completely excluded from such offering.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

          2.6  Company Registration.
               --------------------

               (a)  Notice of Registration. If at any time or from time to time
                    ----------------------
the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration pursuant to
Section 2.5 hereof, the Company will:

                    (i)  promptly give to each Holder written notice thereof;
and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

               (b)  Underwriting. If the registration of which the Company gives
                    ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event the right of any Holder to registration pursuant to Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

          All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that except in connection with the
                           --------  -------
Company's initial underwritten public offering of Common Stock (where Registrable Securities may be entirely excluded), the number of Registrable

Securities shall not be limited to less than 20% of the aggregate number of shares proposed to be included in such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration (and underwriting if any) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in such Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares. In no event shall the number of Registrable Shares underwritten in an offering be limited unless and until all shares held by persons other than the holders of the Registrable Shares and the Company are completely excluded from such offering.

          If any Holder or Holders disapprove of the terms of any such underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

               (c)  Right to Terminate Registration. The Company shall have the
                    -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 2.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.8 hereof.

          2.7  Registration on Form S-3.
               ------------------------

               (a) If any Holder or Holders request in writing that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions (if any), would exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided,
                                                               --------
however, that the Company shall not be required to effect more than one such
-------
registration in any twelve (12) month period. The provisions of Section 2.5(b) shall be applicable to each registration initiated under this Section 2.7.

               (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten
(10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that
                                                         --------  -------
the Company shall not exercise such right more than once in any twelve-month period.

          2.8  Expenses of Registration. All Registration Expenses incurred in
               ------------------------
connection with registrations pursuant to Sections 2.5, 2.6 and 2.7 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of shares so registered; provided, however, that the Company shall not be required to pay
               --------  -------
for any expenses of any registration proceeding begun pursuant to Section 2.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company which did not exist at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.5, if applicable.

          2.9  Registration Procedures. In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for thirty (30) days or less if the distribution described in the Registration Statement has been completed;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

          2.10 Indemnification.
               ---------------

               (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any role or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein, or the failure of such Holder to deliver a Prospectus that was delivered to the Holder prior to a sale or sales by such Holder.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 2.10(b).

               (c)  Each party entitled to indemnification under this Section
2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d)  If the indemnification provided for paragraphs (a) through
(c) of this Section 2.10 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the Holder of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the Holders of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of
                             --- ----
such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11 (f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          2.11 Information by Holder. The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

          2.12 Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain roles and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act.

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (c) So long as an Investor owns any Restricted Securities to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any role or regulation of the Commission allowing an Investor to sell any such securities without registration.

          2.13 Transfer of Registration Rights. The rights to cause the Company
               -------------------------------
to register securities granted Holders under Sections 2.5, 2.6 and 2.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), or to any transferee or assignee who is a constituent partner of a Holder, the estate of such constituent partner, or an entity affiliated with the Holder, provided that such transfer may otherwise be effected in accordance with applicable securities laws and provided further, that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned.

          2.14  Market Standoff Agreement. Each Holder agrees, in connection
                -------------------------
with the Company's initial public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of capital stock of the Company, including, but not limited to, the Shares and the Conversion Stock (other than those included in the registration), without the prior written consent of the underwriters, for one hundred eighty (180) days) from the effective date of such registration; provided, that all of the officers, directors and stockholders of the Company, other than Global Technology Investment Limited, who own or have the right to acquire at least one percent (1%) of the capital stock of the Company also agree to such restrictions. Each Holder further agrees that the Company may impose stop transfer instructions in order to enforce the foregoing covenant.

          2.15  Limitations on Subsequent Registration Rights. From and after
                ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.5 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the date set forth in Section 2.5(a).

          2.16  Termination of Registration Rights. The rights granted under
                ----------------------------------
this Section 2 shall terminate on the earlier to occur of the following: (i) on the fifth (5th) anniversary of the consummation of the initial underwritten public offering of the Company's securities pursuant to a registration statement filed under the Securities Act; or (ii) as to a particular Holder, when such Holder is eligible to sell all of its Registrable Securities within any 90 day period in reliance on Rule 144 under the Securities Act.

     3.   Investors' Right of First Refusal.
          ---------------------------------

          3.1  Right of First Refusal Upon Issuances of Securities by the
               ----------------------------------------------------------
Company.
-------

               (a)  The Company hereby grants, on the terms set forth in this
Section 3.1, to each Investor who holds at least 20,000 shares of Conversion Stock the right of first refusal to purchase all or any part of such Investor's pro rata share of the New Securities (as defined in Section 3.1 (b)) which the Company may, from time to time, propose to sell and issue. The Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Investor, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock held by such Investor, including any shares of Common Stock into which shares of Preferred Stock held by such Investor are convertible, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities plus the number of shares of Common Stock issuable upon exercise or conversion of all then outstanding securities exercisable for or convertible into, directly or indirectly, Common Stock.

               (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that New Securities does not include (i) the Shares or the Conversion Stock and shares of Series B Preferred Stock purchased in a closing of the Purchase Agreement subsequent to the date hereof, (ii) all shares of Common Stock issued to a holder of Class B Common Stock of the Company in connection with the conversion by such holder of any Series B Preferred Shares of Jutvision Canada, Inc. pursuant to Article Five of the Certificate of Incorporation of the Company, (iii) all shares of capital stock issued upon exercise or conversion of all currently outstanding securities exercisable for or convertible into, capital stock of the Company, (iv) securities offered pursuant to a registration statement filed under the Securities Act, (v) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (vi) all shares of Common Stock, including warrants or options to purchase such shares of Common Stock issued, upon the approval of the board of directors of the corporation, to employees, officers, directors and consultants of the corporation pursuant to any plan or arrangement, but, prior to February 28, 2000, not exceeding 525,000 shares of Common Stock, including warrants or options to purchase such shares of Common Stock (net of any repurchases of such shares or cancellation or expirations of options), subject to adjustment for stock splits, stock dividends, subdivisions, combinations, and the like; (vii) all securities issued to equipment lessors, banks, financial institutions or similar entities in transactions approved by the Board of Directors, the principle purpose of which is other than the raising of capital; or (viii) all securities issued pursuant to any transactions approved by the Board of Directors primarily for the purpose of (A) joint ventures, technology licensing or research and development activities, (B) distribution or manufacture of the corporation's products or services, or (C) any other transactions involving corporate partners that are primarily for purposes other than raising capital.

               (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give to the Investors written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Investors must respond to such Notice. The Investors shall have thirty (30) days from the date of receipt of the Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than thirty (30) days after the date of receipt of the Notice.

               (d) In the event the Investors fail to exercise in full the right of first refusal within said thirty (30) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from date of said agreement) to sell the New Securities respecting which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the Investors thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

               (e) The right of first refusal granted under this Section 3.1 shall expire upon the earlier of (i) closing of the Company's initial underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act or (ii) for each Investor, the date on which such Investor no longer holds a minimum of 20,000 shares of Conversion Stock or the number of Shares originally purchased, whichever is less.

     4.   Affirmative Covenants of the Company and the Investors.
          ------------------------------------------------------

     The Company hereby covenants and agrees as follows:

          4.1  Financial Information. So long as an Investor continues to hold
               ---------------------
at least 50,000 shares of Conversion Stock, the Company will provide each Investor with reports set forth below:

               (a) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year (or, at the election of the Company, setting forth in comparative form the budgeted figures for the fiscal year then reported), all in reasonable detail and audited by independent public accountants of national standing selected by the Company provided the Company's Board of Directors has selected such accountants by the end of such fiscal year.

               (b) As soon as practicable after the end of each quarter, and in any event within thirty (30) days after each quarterly accounting period, an unaudited quarterly report including a balance sheet, profit and loss statement and cash flow analysis (prepared in accordance with generally accepted accounting principles other than for accompanying notes and subject to changes resulting from year-end audit adjustments), in reasonable detail.

               (c) At such Holder's expense, the right to visit and inspect the Company's properties, to examine its books of accounts and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times may be requested by the Investor, provided, however, that the Company shall not be obligated pursuant to this
Section 4.1(c) to provide access to any information which it reasonably considers to be trade secret or similar confidential information.

          4.2  Assignment of Rights to Financial Information. The rights granted
               ---------------------------------------------
pursuant to Section 4.1 may not be assigned or otherwise conveyed by any Investor or by any subsequent transferee of any such rights without the prior written consent of the Company; provided, however, that any Investor may assign
                                --------  -------
to any constituent partner of an Investor or an entity affiliated with an Investor, other than a competitor of the Company, and after giving notice to the Company, the rights granted pursuant to Section 4.1.

          4.3  Confidentiality And Non-Disclosure.
               ----------------------------------

               (a)  Disclosure of Terms. The terms and conditions of this
                    -------------------
Agreement, the First Refusal and Co-Sale Agreement, and the Purchase Agreement (collectively, the "Financing Agreements"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

               (b)  Press Releases, Etc. Within sixty (60) days of the Closing,
                    -------------------
the Company may issue a press release in the form provided by Intel Corporation ("Intel") disclosing that the Series B Investors have invested in the Company; provided that the release does not disclose any of the terms and conditions of the Financing Agreements (the "Financing Terms") and the final form of the press release is approved in advance in writing by a majority in interest of the Series B Investors. No other announcement regarding any Series B Investor in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without such Series B Investor's prior written consent.

               (c)  Permitted Disclosures. Notwithstanding the foregoing, (i)
                    ---------------------
any party may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations; (ii) any party may disclose (other than in a press release or other public announcement described in subsection (b)) solely the fact that the Series B Investors are investors in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (iii) Intel may disclose its investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel.

               (d)  Legally Compelled Disclosure. In the event that any party is
                    ----------------------------
requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of the Financing Agreements or any of the Financing Terms hereof in a contravention of the provisions of this Section 4.3, such party (the "Disclosing Party") shall provide the other parties (the "Non-Disclosing Parties") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

               (e)  Other Information. The provisions of this Section 4.3 shall
                    -----------------
be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby.

               (f) All notices required under this section shall be made pursuant to Section 5.5 of this Agreement.

          4.4  Termination of Covenants. The covenants set forth in Section 4.1
               ------------------------
shall terminate and be of no further force or effect upon the closing of the Company's initial underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act.

     5.   Miscellaneous.
          -------------

          5.1  Waivers and Amendments. Any term of this Agreement may be amended
               ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Notwithstanding anything herein to the contrary, no amendment or waiver of Section 4.3 shall be effective without the written consent of Intel. Notwithstanding the foregoing, additional Investors who purchase Registrable Securities pursuant to Section 1.4 of the Purchase Agreement may be added as parties to this Agreement without the consent of any of the holders of Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          5.2  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          5.3  Dispute Resolution. The parties agree to negotiate in good faith
               ------------------
to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

          5.4  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.5  Entire Agreement. This Agreement constitutes the full and entire
               ----------------
understanding and agreement between the parties with regard to the subjects hereof and thereof.

          5.6  Notices. Except as may be otherwise provided herein, all notices,
               -------
requests, waiver and other communications made pursuant to this Agreement shall be in writing and addressed as set forth below and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile; (c) three business days after deposit in the U.S. mail with first class of certified mail receipt requested postage prepaid; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, with next business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. Notwithstanding the foregoing, all notices and communications to or from addresses outside the United States, shall be given by facsimile and certified in writing sent by overnight or two-day national courier service. All notices, requests, waivers and other communications made pursuant to the Agreement shall be addressed (a) if to an Investor or Holder, at such Investor's or Holder's address set forth in Schedule A, or at such other address as such Investor or Holder shall have furnished the Company in writing, or (b) if to the Company, at its address set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the Investors, Holders and each such other Holder in writing.

          5.7  Titles and Subtitles. The titles of the paragraphs and
               --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.8  Subsequent Closings. In the event that the Company shall conduct
               -------------------
subsequent sales of shares of Series B Preferred Stock pursuant to and in accordance with the terms of Section 1.4 of the Purchase Agreement, any Investor of such shares shall be deemed a Holder and an Investor with all of the rights of a Holder and an Investor under this Agreement; provided that as a condition thereto such Holder or Investor shall sign a counterpart signature page to this Agreement.

          5.9  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               [The Remainder of Page Intentionally Left Blank]

     This Agreement is hereby executed as of the date first above written.

"COMPANY"

JUTVISION CORPORATION
A Delaware Corporation

By:    ___________________________

Name:  ___________________________

Title: ___________________________

Address:
124 University Avenue
Palo Alto, California 94301
Facsimile:  (650) 325-9337
Attention:  Chief Financial Officer
            Vice President, Business Development


                             JUTVISION CORPORATION
                  INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE

                                    INVESTORS:

                                    INFORMATION ASSOCIATES-II, L.P.

                                    By: TRIDENT CAPITAL MANAGEMENT-II, L.L.C.,
                                    its general partner

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    IA-II AFFILIATES FUND, L.L.C.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    WALDEN MEDIA AND INFORMATION TECHNOLOGY
                                    FUND, L.P.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    INTEL CORPORATION

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                             JUTVISION CORPORATION
                  INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE

                                    INVESTORS:


                                    DAIN RAUSCHER WESSELS
                                    INVESTORS LLC

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    DIGACOMM (JVN), L.L.C.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    ___________________________________________
                                    William Kunzweiler


                                    WALDEN JAPAN PARTNERS, L.P.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    WALDEN EDB PARTNERS, L.P.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                             JUTVISION CORPORATION
                  INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE

                                    INVESTORS:


                                    MICHAEL A. BERKE, TRUSTEE OF THE JV
                                    #1 TRUST

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    COMSTOCK NET SERVICES, INC.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    ___________________________________________
                                    Melody Kean Haller


                                    SILICON VALLEY BANCSHARES

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    ___________________________________________
                                    Michael Stefonick

                             JUTVISION CORPORATION
                  INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE

                                    INVESTORS:


                                    __________________________________________
                                    Peter S. Lawrence



                                    __________________________________________
                                    Jerome Gotkin


                                    JVC ASSOCIATES PARTNERSHIP

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    WS INVESTMENT COMPANY 99A

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                             JUTVISION CORPORATION
                  INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE

                                  Schedule A
                                  ----------

            (To Jutvision Corporation Investors' Rights Agreement)

                               List of Investors

       NAME AND ADDRESS
---------------------------------

Information Associates-II, L.P.
By: Trident Capital Management-II, L.L.C., its
general partner
2480 Sand Hill Road
Menlo Park, CA 94025
Attn: Woody Marshal
650-233-4309
Fax: 650-233-4333

**Walden Media and Information
Technology
Fund, L.P.
750 Battery Street, 7/th /Floor
San Francisco, CA 94111
Attn: Philip Sanderson
Main: 415-391-7225
Fax: 415-391-7262

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: Portfolio Manager SC4-210
408-765-6038
Fax: 408-653-7531 and

Copies to:
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: General Counsel
Fax: 408-765-1859

          Name and Address
--------------------------------------

Dain Rauscher Wessels Investors LLC
Dain Rauscher Plaza
60 South 6/th /Street
Minneapolis, MN 55402-4422
Attn: Mary Zimmer
612-371-2811
Fax: 612-371-2837

*DigaComm (JVN), L.L.C.
400 N. Michigan Avenue, Suite 520
Chicago, IL 60611
Attn: Kelly Moore
312-222-0003
Fax: 312-222-0008

*William Kunzweiler
5420 LBJ Freeway, Suite 515
Dallas, TX 75240
Work: 972-770-2007
Fax: 972-770-2999

IA-II Affiliates Fund, L.L.C.
2480 Sand Hill Road
Menlo Park, CA 94025
Attn: Woody Marshal
650-233-4309
Fax: 650-233-4333

Walden Japan Partners, L.P.
750 Battery Street, 7/th /Floor
San Francisco, CA 94111
Attn: Philip Sanderson
Main: 415-391-7225
Fax: 415-391-7262

Walden EDB Partners, L.P.
750 Battery Street, 7/th /Floor
San Francisco, CA 94111
Attn: Philip Sanderson
Main: 415-391-7225
Fax: 415-391-7262

          Name and Address
--------------------------------------

*Michael A. Berke, Trustee of the JV # 1 Trust
c/o Cohen, Berke, Bernstein, Brodie &
Kondell, P.A.
2601 South Bayshore Drive, 19/th /Floor
Miami, FL 33133
Attn: Rich Bernstein
800-854-5902
Fax: 305-857-0857

Comstock Network Services
4343 Shallowford Rd., Suite H4
Marietta, GA 30062
Attn: John Bates & Lloyd Dennison
770-552-0287
Fax: 770-993-5034

Melody Kean Haller
333 Page Street
San Francisco, CA 94102-5611
415-863-3511
Fax: 415-863-3511 or 415-896-1094 (office)

Silicon Valley Bancshares
3003 Tasman Drive, HG 180
Santa Clara, CA 95054
Attn: Oliver Colvin
408-654-7768
Fax: 408-496-2419

Michael Stefonick
2155 Turnberry Court
Center Valley, PA 18034
610-659-1173
Fax: 610-317-9981
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        Name and Address
-----------------------------------

Peter S. Lawrence
c/o Mintz, Levin, Cohn, Ferris, Glovsky and
Popeo
One Financial Center
Boston, MA 02111
617-348-1782
Fax: 617-542-2241

Jerome Gotkin
c/o Mintz, Levin, Cohn, Ferris, Glovsky and
Popeo
One Financial Center
Boston, MA 02111
617-348-1782
Fax: 617-542-2241

JVC Associates Partnership
c/o Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attn: Eric J. Smith
650-493-9300
Fax: 650-493-6811

WS Investment Company 99A
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attn: Jim Terranova
650-493-9300
Fax: 650-493-6811